UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2021

Otonomo Merger US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39514	85-1525734
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive, Ste. 300

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-991-4982

Software Acquisition Group Inc. II

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SAIIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SAII	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SAIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed, January 31, 2021, Software Acquisition Group Inc. II, a Delaware corporation (“SWAG”) entered into a business combination agreement (as amended, the “Business Combination Agreement”) with Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company” or “Otonomo”) and Butterbur Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”).

On August 13, 2021 (the “Closing Date”), as contemplated by the Business Combination Agreement, Merger Sub merged with and into SWAG, with SWAG surviving as a wholly-owned subsidiary of Otonomo (the “Business Combination”). Additionally, on the Closing Date, Otonomo completed the sale of ordinary shares of Otonomo (“Company Ordinary Shares”) to certain accredited investors (“Investors”), at a price per share of $10.00, for gross proceeds to Otonomo of approximately $142.5 million, pursuant to a series of subscription agreements (“Subscription Agreements”) entered into by Otonomo and the Investors concurrently with the execution of the Business Combination Agreement.

On the Closing Date, after giving effect to the redemption of an aggregate of 5,986,205 shares of SWAG’s Class A common stock, par value $0.0001 per share (“Class A Stock”) in accordance with the terms of SWAG’s amended and restated certificate of incorporation (“SPAC Redemptions”), the securityholders of Otonomo will own approximately 73.9% of the 125,634,136 issued and outstanding Company Ordinary Shares and the securityholders of SWAG, Software Acquisition Holdings II LLC (the “Sponsor”), the Investors and certain additional investors purchasing PIPE shares from current securityholders of Otonomo will own the remaining issued and outstanding Company Ordinary Shares.

On the Closing Date, the following securities issuances were made by Otonomo to SWAG’s securityholders: (i) each outstanding share of Class B common stock of SWAG was exchanged for one Company Ordinary Share, (ii) each outstanding share of Class A Stock was exchanged for one Company Ordinary Share, and (iii) each outstanding warrant of SWAG was assumed by Otonomo and became a warrant of Otonomo (“Company Warrant”).

In addition, on the Closing Date and in connection with the consummation of the Business Combination, (i) each outstanding preferred share of Otonomo was converted into one Company Ordinary Share.

In addition, on the Closing Date and as further described under Item 5.03 below, the registrant was renamed “Otonomo Merger US Inc.” (the “Name Change”). References herein to “SWAG” refer to Software Acquisition Group Inc. II prior to the Name Change and to Otonomo Merger US Inc. following the Name Change.

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, which was filed as Exhibit 2.1 to SWAG’s Current Report on Form 8-K filed on February 1, 2021, as amended by the Amendment thereto, dated July 10, 2021, which was filed as Exhibit 2.1 to SWAG’s Current Report on Form 8-K filed on July 12, 2021, and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, SWAG, Otonomo, Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), and American Stock Transfer & Trust Company, a New York corporation (“AST”) entered into that certain Amended and Restated Warrant Agreement (“New Warrant Agreement”). The New Warrant Agreement amends that certain Warrant Agreement, dated as of September 14, 2020, by and between SWAG and Continental (the “Existing Warrant Agreement”), to provide for the assignment by SWAG and the assumption by Otonomo of all its rights and obligations of SWAG under the Existing Warrant Agreement with respect to the Company Warrants. Pursuant to the New Warrant Agreement, all SWAG warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Class A Stock, but instead will be exercisable for Company Ordinary Shares. Further, the New Warrant Agreement provides for the resignation of Continental and succession of AST as warrant agent.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of SWAG terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of September 14, 2020, between SWAG and Continental, pursuant to which Continental invested the proceeds of SWAG’s initial public offering in a trust account and facilitated the SPAC Redemptions; and (ii) that certain Administrative Services Agreement, dated as of September 14, 2020, between SWAG and the Sponsor, pursuant to which an affiliate of certain officers and directors of SWAG provided office space, utilities, and secretarial and administrative support to SWAG for a fee of $10,000 per month.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, SWAG and Otonomo notified The Nasdaq Capital Market (“Nasdaq”) that the certificate of merger relating to the Business Combination had been filed with the Secretary of State of the State of Delaware and that SWAG’s outstanding securities had been converted into Company Ordinary Shares and Company Warrants, as described in Item 1.02 above. SWAG and Otonomo jointly requested that Nasdaq delist SWAG’s units, Class A common stock, and warrants on August 13, 2021, and as a result, trading of SWAG’s units, Class A Stock, and warrants on Nasdaq was suspended at 4:00 p.m. Eastern time on August 13, 2021. On August 13, 2021, Nasdaq filed notifications of removal from listing and registration on Form 25, thereby commencing the process of delisting SWAG’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of SWAG occurred. Following the consummation of the Business Combination, SWAG became a wholly owned subsidiary of Otonomo.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of SWAG’s officers and directors resigned as a member of SWAG’s board of directors (including any committees thereof) and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between SWAG and the officers and directors on any matter relating to SWAG’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

On August 13, 2021, SWAG filed a Certificate of Merger (the “Merger Certificate”) with the Secretary of State of the State of Delaware (the “Secretary of State”) to effect the Business Combination. In connection with the Merger Certificate, the certificate of incorporation of SWAG was amended and restated in its entirety, effective as of the effective time of the Business Combination. A copy of SWAG’s amended and restated certificate of incorporation is included as Exhibit 3.1 hereto.

The foregoing description of SWAG’s amended and restated certificate of incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1†	Business Combination Agreement, dated as of January 31, 2021, by and among Software Acquisition Group Inc. II, Butterbur Merger Sub Inc. and Otonomo Technologies Ltd. (incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 001-39514) filed on February 1, 2021).
2.2	Amendment, dated July 10, 2021, to Business Combination Agreement, dated as of January 31, 2021, by and among Software Acquisition Group Inc. II, Butterbur Merger Sub Inc. and Otonomo Technologies Ltd. (incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 001-39514) filed on July 12, 2021).
3.1	Amended and Restated Certificate of Incorporation of Otonomo Merger US Inc.
4.1	Amended and Restated Warrant Agreement, dated as of August 13, 2021, by and among Otonomo Technologies Ltd., Software Acquisition Group Inc. II, Continental Stock Transfer & Trust Company, and American Stock Transfer & Trust Company.
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Otonomo Merger US Inc.

By:	/s/ Ben Volkow
Name:	Ben Volkow
Title:	President

Dated: August 13, 2021